Exhibit 10.73

$150,000,000

INTERMUNE, INC.

.25% CONVERTIBLE NOTES DUE 2011

PURCHASE AGREEMENT

February 10, 2004

EXECUTION COPY

February 10, 2004

Morgan Stanley & Co. Incorporated
Banc of America Securities LLC
Credit Suisse First Boston LLC
Harris Nesbitt Corp.
RBC Capital Markets Corporation
c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

Dear Sirs and Mesdames:

InterMune, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the several purchasers named in Schedule I hereto (the “Initial Purchasers”) $150,000,000 principal amount of its .25% Convertible Notes due 2011 (the “Firm Securities”) to be issued pursuant to the provisions of an Indenture dated as of February 17, 2004 (the “Indenture”) between the Company and Bank of New York, as Trustee (the “Trustee”).  The Company also proposes to issue and sell to the Initial Purchasers not more than an additional $20,000,000 principal amount of its .25% Convertible Notes due 2011 (the “Additional Securities”) if and to the extent that the Initial Purchasers shall have determined to exercise the right to purchase such .25% Convertible Notes due 2011 granted to the Initial Purchasers in Section 2 hereof.  The Firm Securities and the Additional Securities are hereinafter collectively referred to as the “Securities”.  The Securities will be convertible into shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”) together with the rights evidenced by such common stock to the extent provided in the Rights Agreement, dated as of July 17, 2001, as amended, between the Company and Mellon Investor Services LLC (unless such rights shall have been redeemed or terminated previously) (the “Underlying Securities”).

The Securities and the Underlying Securities will be offered without being registered under the Securities Act of 1933, as amended (the “Securities Act”), to qualified institutional buyers in compliance with the exemption from registration provided by Rule 144A under the Securities Act.

The Initial Purchasers and their direct and indirect transferees will be entitled to the benefits of a Registration Rights Agreement dated the Closing Date (as defined herein) between the Company and the Initial Purchasers (the “Registration Rights Agreement”).

In connection with the sale of the Securities, the Company has prepared an offering memorandum (the “Preliminary Memorandum”) and will prepare a final offering memorandum (the “Final Memorandum” and with the Preliminary Memorandum, each a “Memorandum”) including or incorporating by reference a description of the terms of the Securities and the Underlying Securities, the terms of the offering and a description of the Company.  As used herein, the term “Memorandum” shall include the documents incorporated by reference therein. The terms “supplement,” “amendment” and “amend” as used herein with respect to the Memorandum shall include all documents deemed to be incorporated by reference in the Memorandum that are filed subsequent to the date of the Memorandum with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

1.        Representations and Warranties. The Company represents and warrants to, and agrees with, you that:

(a)           (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Memorandum complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder and (ii) the Memorandum, in the form used by the Initial Purchasers to confirm sales and on the Closing Date (as defined in Section 4), will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Memorandum based upon information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser expressly for use therein.

(b)           As of the date of this Agreement, the Company has an authorized capitalization as set forth under the heading entitled “Actual” in the section of the Memorandum entitled “Capitalization” and, as of the time of purchase the Company shall have an authorized capitalization as set forth under the heading entitled “As adjusted” in the section of the Memorandum entitled “Capitalization”; all of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable, have been issued in compliance with all federal and state securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right;

(c)           The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of

Delaware, with full power and authority to own, lease and operate its properties and conduct its business as described in the Memorandum;

(d)           the Company is duly qualified to do business as a foreign corporation in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the business, properties, financial condition or results of operation of the Company and its Subsidiaries (as hereinafter defined) taken as a whole (a “Material Adverse Effect”).  The Company has no subsidiaries other than InterMune Europe Limited, a company registered in England and Wales, and InterMune Canada, Inc., a Canadian corporation (collectively, the “Subsidiaries”); the Subsidiaries do not currently conduct any operations; the Subsidiaries are not, either individually or collectively, material to the Company’s business, operations or financial condition; other than the Subsidiaries, the Company does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity; complete and correct copies of the certificate of incorporation and of the by-laws (or other equivalent corporate governance documents) of the Company and all amendments thereto have been delivered to you, and no changes therein will be made subsequent to the date hereof and prior to the time of purchase or, if later, the additional time of purchase; each Subsidiary has been duly incorporated and is validly existing as a corporation in good standing (to the extent applicable in the relevant jurisdiction of incorporation) under the laws of the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Memorandum; each Subsidiary is duly qualified to do business as a foreign corporation in good standing in each jurisdiction where the ownership or leasing of the properties or the conduct of its business requires such qualification, except where the failure to so qualify would not have a Material Adverse Effect; all of the issued and outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and (except as otherwise described in this Section 1(d)) are owned by the Company subject to no security interest, other encumbrance or adverse claims; no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries are outstanding.

(e)           Each of the Company and each of its Subsidiaries is in compliance in all material respects with the laws, orders, rules, regulations and directives issued or administered by such jurisdictions.

(f)            Neither the Company nor any of its Subsidiaries is in breach of its respective certificate of incorporation or by-laws or equivalent corporate governance documents, as the case may be, or in material breach of or in default under (nor has any event occurred which with notice, lapse of time, or both would result in any material breach of, or constitute a default under), any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or any of their properties are bound; and the issuance and sale of the Securities and the execution and delivery of and performance by the Company of its obligations under this Agreement, the Indenture, the Registration Rights Agreement and the Securities and the consummation of the transactions contemplated thereby will not conflict with, or result in any breach of any provisions of the charter or by-laws of the Company or any of its Subsidiaries and will not conflict with or result in any material breach of or constitute a default under (nor constitute any event which with notice, lapse of time, or both would result in any material breach of, or constitute a default under), any provision of any license, indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or their respective properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of its Subsidiaries.

(g)           This Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable in accordance with its terms.

(h)           The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Memorandum.

(i)            No approval, authorization, consent or order of or filing with any national, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the issuance and sale of the Securities and the Underlying Securities or the consummation or performance by the Company of the transactions as contemplated by or obligations under this Agreement, the Indenture, the Registration Rights Agreement or the Securities other than (i) the filing and effectiveness of any registration statement contemplated in the Registration Rights Agreement, (ii) a Notification Form for Listing of Additional Shares and a Notification Form for a Change in the Number of Shares Outstanding, each to be filed with the Nasdaq Stock Market and (iii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Securities are being offered by the Initial Purchasers and by federal or state securities laws with respect to the Company’s obligations under the Registration Rights Agreement.

(j)            The Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and equitable principles of general applicability, and will be entitled to the benefits of the Indenture and the Registration Rights Agreement pursuant to which such Securities are to be issued.

(k)           Ernst & Young LLP, whose reports on the financial statements of the Company are incorporated by reference in the Memorandum, are independent certified public accountants as required by the Securities Act.

(l)            The Company and each of its Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, in order to conduct their respective businesses, except where the failure to do so would not have a Material Adverse Effect; neither the Company nor any of its Subsidiaries is in violation of, or in default under, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of its Subsidiaries, the effect of which could have a Material Adverse Effect.

(m)          All legal or governmental proceedings, contracts, leases or documents of a character required to be described in or filed with any document incorporated by reference in the Memorandum have been so described or filed or incorporated as required.

(n)           The Underlying Securities issuable upon conversion of the Securities have been duly authorized and reserved and, when issued upon conversion of the Securities in accordance with the terms of the Securities, will be validly issued, fully paid and non-assessable (except in each case to the extent that the Company will be effectively required under the terms of the Securities to settle any conversion of the Securities in cash) and the issuance of the Underlying Securities will not be subject to any preemptive or similar rights.

(o)           Each of the Indenture and the Registration Rights Agreement has been duly authorized, executed and delivered by, and (assuming the due authorization, execution and delivery thereof by the other parties thereto) is a valid and binding agreement of, the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and equitable principles of general applicability and except as rights to indemnification and contribution under the Registration Rights Agreement may be limited under applicable law.

(p)           Except as disclosed in the Memorandum, there are no actions, suits, claims, investigations or proceedings pending or threatened to which the Company or any of its Subsidiaries or any of their respective officers is a party or of which any of their properties is subject at law or in equity, or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which could result in a judgment, decree or order having a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole or on the power or ability of the Company to perform its obligations under this Agreement, the Indenture, the Registration Rights Agreement or the Securities or prevent consummation of the transactions contemplated by the Memorandum.

(q)           Since the date of the Company’s last audited financial statements, there has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the business or operations of the Company and its Subsidiaries, taken as a whole, other than as set forth in the Memorandum.

(r)            The Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Memorandum will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(s)           The Company has obtained the agreement of each of its directors and officers, subject to certain specified exceptions, to a Lock Agreement as set forth in Exhibit C hereto for a period of 90 days after the date of the Memorandum.

(t)            Neither the Company nor any affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act, an “Affiliate”) of the Company has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of the Securities or (ii) offered, solicited offers to buy or sold the Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

(u)           Except as described in the Memorandum, the Company owns, or has obtained valid and enforceable licenses for, or other rights to use, the inventions, patent applications, patents, trademarks (both registered and unregistered), tradenames, copyrights and trade secrets described in the Memorandum as being owned or licensed by it, which the Company reasonably believes are necessary for the conduct of its business (collectively, the “Intellectual Property”) and which the failure to own, license or have such rights could have a Material Adverse Effect.  Except as described in the Memorandum, (i) the Company believes that there are no third parties who have or will be able to establish their rights to any Intellectual Property, except for the ownership rights of the owners of the Intellectual Property which is licensed to the Company; (ii) to the Company’s knowledge there is no infringement by third parties of any Intellectual Property; (iii) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s rights in or to any Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (iv) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (v) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (vi) to the Company’s knowledge there is no patent or patent application which contains claims that interfere with the issued or pending claims of any of the Intellectual Property which could have a Material Adverse Effect; and (vii) there is no prior art of which the Company is aware that may render any patent application included in the Intellectual Property unpatentable which has not been disclosed to the U.S. Patent and Trademark Office which could have a Material Adverse Effect.

(v)           The Company has filed with the U.S. Food and Drug Administration (the “FDA”), and all applicable foreign, state and local regulatory bodies, and received approval of, all registrations, applications, licenses, requests for exemptions, permits and other regulatory authorizations necessary to conduct the Company’s business as it is described in the Memorandum; the Company is in compliance in all material respects with all such registrations, applications, licenses, requests for exemptions, permits and other regulatory authorizations, and all applicable FDA, foreign, state and local rules, regulations, guidelines and policies, including, but not limited to, applicable FDA, foreign, state and local rules, regulations and policies relating to good manufacturing practice (“GMP”) and good laboratory practice (“GLP”); the Company has no reason to believe that any party granting any such registration, application, license, request for exemption, permit or other authorization is considering limiting, suspending or revoking the same and knows of no basis for any such limitation, suspension or revocation.

(w)          The human clinical trials, animal studies and other preclinical tests conducted by the Company or in which the Company has participated that are described in the Memorandum or the results of which are referred to in the Memorandum, and such studies and tests conducted on behalf of the Company, were and, if still pending, are being conducted in all material respects in accordance with experimental protocols, procedures and controls generally used by qualified experts in the preclinical or clinical study of new drugs or diagnostics as applied to comparable products to those being developed by the Company; the descriptions of the results of such studies, test and trials contained in the Memorandum are accurate and complete in all material respects, and except as set forth in the Memorandum, the Company has no knowledge of any other trials, studies or tests, the results of which the Company believes reasonably call into question the clinical trial results described or referred to in the Memorandum when viewed in the context in which such results are described and the clinical state of development; and the Company has not received any notices or correspondence from the FDA or any other domestic or foreign governmental agency requiring the termination, suspension or modification (other than such modifications as are normal in the regulations, any such modifications which are material have been disclosed to you) of any animal studies, preclinical tests or clinical trials conducted by or on behalf of the Company or in which the Company has participated that are described in the Memorandum or the results of which are referred to in the Memorandum.

(x)            The Company has good and marketable title to all the properties and assets reflected as owned in the financial statements referred to in Section 1(jj) below (or elsewhere in the Memorandum), in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company.  The real property, improvements, equipment and personal property held under lease by the Company are held under valid and enforceable leases, with such exceptions as are not material to the Company, and the Company does not have any notice of any claim of any sort that has been asserted by anyone adverse to the rights of the Company under any of the leases or subleases referred to above, or affecting or questioning the rights of the Company to the continued possession of the leased or subleased premises under any such lease or sublease, except for such notices or claims as would not reasonably be expected to have a Material Adverse Effect.

(y)           The Company and each Subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and has paid all taxes required to be paid by it and, if due and payable, any related or similar assessment, fine or penalty levied against it. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 1(jj) below in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company has not been finally determined.

(z)            The Company and each Subsidiary is insured by recognized, financially sound and reputable institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for its business including, but not limited to, policies covering product liability, clinical trials and real and personal property owned or leased by the Company and each Subsidiary against theft, damage, destruction, acts of vandalism and earthquakes.  The Company has no reason to believe that it will not be able (i) to renew existing insurance coverage for it and its Subsidiaries as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business and its Subsidiaries’ respective businesses as now conducted and at a cost that would not have a Material Adverse Effect.  Neither the Company nor any Subsidiary has been denied any insurance coverage which it has sought or for which it has applied.

(aa)         It is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers in the manner contemplated by this Agreement to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended.

(bb)         There are no business relationships or related-party transactions involving the Company or any of its Subsidiaries or any other person required to be described in any document incorporated by reference in the Memorandum which have not been described as required.

(cc)         Neither the Company nor any of its Subsidiaries nor, to the best of the Company’s knowledge, any employee or agent of the Company or any of its Subsidiaries, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law or of the character required to be disclosed in any document incorporated by reference in the Memorandum.

(dd)         The Securities satisfy the requirements set forth in Rule 144A(d)(3) under the Securities Act.

(ee)         Except as would not, individually or in the aggregate, have a Material Adverse Effect: (i)  neither the Company nor any of its Subsidiaries is in violation of any federal, state, local or foreign law or regulation relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum and petroleum products (collectively, “Hazardous Materials”), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), which violation includes, but is not limited to, noncompliance with any permits or other governmental authorizations required for the operation of the business of the Company or any of its Subsidiaries under applicable Environmental Laws, or noncompliance with the terms and conditions thereof, nor has the Company or any of its Subsidiaries received any written communication, whether from a governmental authority, citizens group, employee or otherwise, that alleges that the Company or any of its Subsidiaries is in violation of any Environmental Law; (ii) there is no claim, action or cause of action filed with a court or governmental authority, no investigation with respect to which the Company or any of its Subsidiaries has received written notice, and no written notice by any person or entity alleging potential liability for investigatory costs, cleanup costs, governmental responses costs, natural resources damages, property damages, personal injuries, attorneys’ fees or penalties arising out of, based on or resulting from the presence, or release into the environment, of any Hazardous Materials at any location owned, leased or operated by the Company or any of its Subsidiaries, now or in the past (collectively, “Environmental Claims”), pending or, to the best of the Company’s knowledge, threatened against the Company or any of its Subsidiaries or any person or entity whose liability for any Environmental Claim the Company or any of its Subsidiaries has retained or assumed either contractually or by operation of law; (iii) the Company and each Subsidiary has all permits, authorizations and approvals required under any applicable Environmental Laws and is in compliance with their requirements; and (iv) to the best of the Company’s knowledge, there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence or disposal of any Hazardous Materials, that reasonably could result in a violation of any Environmental Law or form the basis of a potential Environmental Claim against the Company or any of its Subsidiaries or against any person or entity whose liability for any Environmental Claim the Company or any of its Subsidiaries has retained or assumed either contractually or by operation of law.

(ff)           The Company and any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established or maintained by the Company or its “ERISA Affiliates” (as defined below) are in compliance in all material respects with ERISA.  “ERISA Affiliate” means, with respect to the Company, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the “Code”) of which the Company is a member.  No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Company or any of its ERISA Affiliates.  No “employee benefit plan” established or maintained by the Company or any of its ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA).  Neither the Company nor any of its ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Sections 412, 4971, 4975 or 4980B of the Code.  Each “employee benefit plan” established or maintained by the Company or any of its ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

(gg)         The Company has established and maintained disclosure controls and procedures (as defined in Exchange Act Rules 13a-15 and 15d-15) that are adequate and effective and designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to its chief executive officer and chief financial officer by others within those entities.

(hh)         The Company maintains a system of accounting controls sufficient to provide reasonable assurances that (a) transactions are executed in accordance with management’s general or specific authorization, (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (c) access to assets is permitted only in accordance with management’s general or specific authorization and (d) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(ii)           There are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or liens granted or issued by the Company or any of its subsidiaries relating to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of the Company or any of its subsidiaries, except as otherwise disclosed in the Memorandum and except for options granted to directors and employees of the Company and its subsidiaries in the ordinary course of business since December 31, 2002.

(jj)           The consolidated financial statements included or incorporated by reference in the Memorandum, together with related schedules and notes, present fairly the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated therein at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Memorandum are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

(kk)         There are no existing or, to the knowledge of the Company, threatened labor disputes with the employees of the Company or its subsidiaries which would have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(ll)           To the knowledge of the Company’s President and Chief Executive Officer, Executive Vice-President Legal Affairs and Executive Vice-President of Commercial Operations, the Company and each Subsidiary is in compliance in all material respects with all federal, state and local fraud and abuse, anti-kickback and false claims laws, rules, regulations and administrative interpretations (collectively “Healthcare Laws”), applicable to it, including without limitation, Title XVIII of the Social Security Act, 42 U.S.C. Sections 1395-1395ccc (the Medicare statute); Title XIX of the Social Security Act, 42 U.S.C. Sections 1396 et seq. (the Medicaid statute); the Federal Programs Anti-Kickback Statute, 42 U.S.C. Section 1320a-7b(b); the Stark Law, 42 U.S.C. Section 1395nn; the False Claims Act, 31 U.S.C. Sections 3729 et seq. (as amended); the Program Fraud Civil Remedies Act, 31 U.S.C. Section 3801 et seq.; the federal Anti-Kickback Act, 42 U.S.C. Sections 52 et seq.; the Civil Monetary Penalties Law, 42 U.S.C. Section 1320a-7a; and the Criminal Penalties Law for Acts Involving Federal Health Care Programs, 42 U.S.C. Section 1320a-7b; and all applicable implementing regulations.  Except as described in the Memorandum, the Company is not a party to or the subject of and, to the Company’s knowledge, has not been threatened to be made a party to or the subject of any claim, action, suit, proceeding, hearing, inquiry, audit or investigation by or before any governmental entity responsible for enforcing any Healthcare Law.

2.             Agreements to Sell and Purchase.  The Company hereby agrees to sell to the several Initial Purchasers, and each Initial Purchaser, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly to purchase from the Company the respective principal amount of Firm Securities set forth in Schedule I hereto opposite its name at a purchase price of 97% of the principal amount thereof (the “Purchase Price”) plus accrued interest, if any, to the Closing Date.

On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to sell to the Initial Purchasers the Additional Securities, and the Initial Purchasers shall have the right to purchase, severally and not jointly, up to $20,000,000 principal amount of Additional Securities at the Purchase Price plus accrued interest, if any, to the date of payment and delivery. The Initial Purchasers may exercise this right in whole or from time to time in part by giving written notice not later than 30 days after the date of this Agreement.  Any exercise notice shall specify the principal amount of Additional Securities to be purchased by the Initial Purchasers and the date on which such Additional Securities are to be purchased.  On each day, if any, that Additional Securities are to be purchased (an “Option Closing Date”), each Initial Purchaser agrees, severally and not jointly, to purchase the principal amount of Additional Securities (subject to such adjustments to eliminate fractional Securities as you may determine) that bears the same proportion to the total principal amount of Additional Securities to be purchased on such Option Closing Date as the principal amount of Firm Securities set forth in Schedule I opposite the name of such Initial Purchaser bears to the total principal amount of Firm Securities.  Each purchase date must be at least one business day after the written notice is given and may not be earlier than the closing date for the Firm Securities nor later than ten business days after the date of such notice.

The Company hereby agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the Initial Purchasers, it will not, during the period ending 90 days after the date of the Memorandum, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of common stock of the Company or any securities convertible into or exercisable or exchangeable for common stock of the Company or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the common stock of the Company, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of common stock or such other securities, in cash or otherwise.  The foregoing sentence shall not apply to (A) the sale of the Securities under this Agreement, (B) the issuance by the Company of any shares of common stock issuable pursuant to the Company’s employee stock purchase plan, upon the exercise of an option or warrant or upon conversion of the Securities or of a security outstanding on the date hereof and (C) options to purchase Common Stock, restricted stock awards or stock bonus awards granted in the ordinary course of business to employees, officers or directors of, or consultants or advisors to, the Company or any subsidiary pursuant to stock option plans or other arrangements that are approved by the Board of Directors of the Company; provided however that no such options or restricted stock awards shall vest or become exercisable for shares of Common Stock and not more than 100,000 shares of Common Stock pursuant to such stock bonus awards may be sold by the recipient thereof prior to the date which is 90 days after the date of the Memorandum.

3.             Terms of Offering. You have advised the Company that the Initial Purchasers will make an offering of the Securities purchased by the Initial Purchasers hereunder on the terms to be set forth in the Memorandum, as soon as practicable after this Agreement is entered into as in your judgment is advisable.

4.             Payment and Delivery. Payment for the Firm Securities shall be made by wire transfer to the Company in Federal or other funds immediately available in New York City against delivery of such Firm Securities for the account of the several Initial Purchasers at 10:00 a.m., New York City time, on

February 17, 2004, or at such other time on the same or such other date, not later than February 24, 2004, as shall be designated in writing by you.  The time and date of such payment are hereinafter referred to as the “Closing Date.”

Payment for any Additional Securities shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Additional Securities for the respective accounts of the several Initial Purchasers at 10:00 a.m., New York City time, on the date specified in the corresponding notice described in Section 2 or at such other time on the same or on such other date, in any event not later than March 24, 2004, as shall be designated in writing by you.

The Securities shall be in definitive form or global form, as specified by you, and registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date or the applicable Option Closing Date, as the case may be. The Securities shall be delivered to you on the Closing Date or an Option Closing Date, as the case may be, for the respective accounts of the several Initial Purchasers, with any transfer taxes payable in connection with the transfer of the Securities to the Initial Purchaser duly paid, against payment of the Purchase Price therefor plus accrued interest, if any, to the date of payment and delivery.

5.             Conditions to the Initial Purchasers’ Obligations.  The several obligations of the Initial Purchasers to purchase and pay for the Firm Securities on the Closing Date are subject to the following conditions:

(a)           Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

(i)           there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded the Company or any of the Company’s securities or in the rating outlook for the Company by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

(ii)          there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Memorandum provided to prospective purchasers of the Securities that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Securities on the terms and in the manner contemplated in the Memorandum.

(b)           The Initial Purchasers shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in Section 5(a)(i) and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

(c)           The Initial Purchaser shall have received on the Closing Date an opinion of Cooley Godward LLP, outside corporate counsel for the Company, dated as of the Closing Date to the effect set forth in Exhibit A and an opinion of Stephen Rosenfield, General Counsel for the Company to the effect set forth in Exhibit A-2, and opinions of each of: (i) Cooley Godward LLP, intellectual property counsel for the Company, (ii) Merchant & Gould P.C., counsel for the Company, (iii) Bozicevic, Field & Francis, LLP, intellectual property counsel for the Company, (iv) Knobbe, Martens, Olson & Bear, LLP, intellectual property counsel for the Company, (v) Sidley Austin Brown & Wood, LLP and Affiliated Partnerships, intellectual property counsel for the Company, and (vi) Marshall, Gerstein & Brown, LLP, intellectual property counsel for the Company, in each case dated the Closing Date, in form and substance reasonably satisfactory to counsel for the Initial Purchasers.  Such opinions shall be rendered to the Initial Purchasers at the request of the Company and shall so state therein.

(d)           The Initial Purchasers shall have received on the Closing Date an opinion of each of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. and Davis Polk & Wardwell, counsel for the Initial Purchasers, dated the Closing Date, to the effect set forth in Exhibits B-1 and B-2.

(e)           The Initial Purchasers shall have received on each of the date hereof and the Closing Date a letter, dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Initial Purchasers, from Ernst & Young LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Memorandum; provided that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than the date hereof.

(f)            The “lock-up” agreements, each substantially in the form of Exhibit C hereto, between you and the executive officers and directors of the Company relating to sales and certain other dispositions of shares of common stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

The several obligations of the Initial Purchasers to purchase Additional Securities hereunder are subject to the delivery to you on the applicable Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization, execution and authentication of the Additional Securities to be sold on such Option Closing Date and other matters related to the execution and authentication of such Additional Securities.

6.             Covenants of the Company. In further consideration of the agreements of the Initial Purchasers contained in this Agreement, the Company covenants with each Initial Purchaser as follows:

(a)           To furnish to you in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 6(c), as many copies of the Memorandum, any documents incorporated by reference therein and any supplements and amendments thereto as you may reasonably request.

(b)           Before amending or supplementing the Memorandum, to furnish to you a copy of each such proposed amendment or supplement and not to use any such proposed amendment or supplement to which you reasonably object.

(c)           If, during such period after the date hereof and prior to the date on which all of the Securities shall have been sold by the Initial Purchasers, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Memorandum in order to make the statements therein, in the light of the circumstances when the Memorandum is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Initial Purchasers, it is necessary to amend or supplement the Memorandum to comply with applicable law, forthwith to prepare and furnish, at its own expense, to the Initial Purchasers, either amendments or supplements to the Memorandum so that the statements in the Memorandum as so amended or supplemented will not, in the light of the circumstances when the Memorandum is delivered to a purchaser, be misleading or so that the Memorandum, as amended or supplemented, will comply with applicable law.

(d)           To endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request; provided, however, that the Company will not be required to qualify to do business in any jurisdiction in which it is not then so qualified, to file any general consent to service of process or to taxation in any jurisdiction where it is not then so subject.

(e)           Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses, if any, incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company’s counsel and the Company’s accountants in connection with the issuance and sale of the Securities and all other fees or expenses in connection with the preparation of the Memorandum and all amendments and supplements thereto, including all printing costs associated therewith, and the delivering of copies thereof to the Initial Purchasers, in the quantities herein above specified, (ii) all costs and expenses related to the transfer and delivery of the Securities to the Initial Purchasers, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky memorandum in connection with the offer and sale of the Securities under state securities laws and all expenses in connection with the qualification of the Securities for offer and sale under state securities laws as provided in Section 6(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Initial Purchasers in connection with such qualification and in connection with the Blue Sky memorandum, (iv) any fees charged by rating agencies for the rating of the Securities, (v) the fees and expenses, if any, incurred in connection with the admission of the Securities for trading in PORTAL or any appropriate market system, (vi) the costs and charges of the Trustee and any transfer agent, registrar or depositary, (vii) the cost of the preparation, issuance and delivery of the Securities, (viii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, (ix) the document production charges and expenses associated with printing this Agreement and (x) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section.  It is understood, however, that except as provided in this Section, Section 8, and the last paragraph of Section 10, the Initial Purchasers will pay all of their costs and expenses, including fees and disbursements of its counsel, transfer taxes payable on resale of any of the Securities by them and any advertising expenses connected with any offers they may make.

(f)            Neither the Company nor any Affiliate will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which could be integrated with the sale of the Securities in a manner which would require the registration under the Securities Act of the Securities.

(g)           Not to solicit any offer to buy, or offer or sell, the Securities or the Underlying Securities by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

(h)           While any of the Securities or the Underlying Securities remain “restricted securities” within the meaning of the Securities Act, to make available, upon request, to any seller of such Securities the information specified in Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to Section 13 or 15(d) of the Exchange Act.

(i)            If requested by you, to use its reasonable best efforts to permit the Securities to be designated as PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in the PORTAL Market.

(j)            During the period of two years after the Closing Date or any Option Closing Date, if later, the Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to resell any of the Securities or the Underlying Securities which constitute “restricted securities” under Rule 144 that have been reacquired by any of them.

(k)           Not to take any action prohibited by Regulation M under the Exchange Act in connection with the distribution of the Securities contemplated hereby.

7.             Offering of Securities; Restrictions on Transfer.  (a) Each Initial Purchaser, severally and not jointly, represents and warrants that such Initial

Purchaser is a qualified institutional buyer as defined in Rule 144A under the Securities Act (a “QIB”).  The Initial Purchasers, severally and not jointly, agree with the Company that (i) it will not solicit offers for, or offer or sell, such Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and (ii) it will solicit offers for such Securities only from, and will offer such Securities only to, persons that it reasonably believes to be QIBs that in purchasing such Securities are deemed to have represented and agreed as provided in the Memorandum under the caption “Transfer Restrictions”.

8.             Indemnity and Contribution.  (a) The Company agrees to indemnify and hold harmless each Initial Purchaser, each person, if any, who controls any Initial Purchaser within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Initial Purchaser within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Memorandum (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser expressly for use therein.

(b)           Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to the Initial Purchaser, but only with reference to information relating to such Initial Purchaser furnished to the Company in writing by such Initial Purchaser through you expressly for use in the Memorandum.

(c)           In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b), such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel at its standard non-premium rates) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Morgan Stanley & Co. Incorporated, in the case of parties indemnified pursuant to Section 8(a), and by the Company, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment that is indemnifiable pursuant to Section 8(a) or 8(b), as the case may be.  Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

(d)           To the extent the indemnification provided for in Section 8(a) or 8(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other hand from the offering of the Securities or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Company on the one hand and of the Initial Purchasers on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchasers on the other hand in connection with the offering of the Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Securities (before deducting expenses) received by the Company and the total discounts and commissions received by the Initial Purchasers bear to the aggregate offering price of the Securities. The relative fault of the Company on the one hand and of the Initial Purchasers on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Initial Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Initial Purchasers’ respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective principal amount of Securities they have purchased hereunder, and not joint.

(e)           The Company and the Initial Purchasers agree that it would not be just or equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 8(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities resold by it in the initial placement of such Securities were offered to investors exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(f)            The indemnity and contribution provisions contained in this Section 8 and the representations, warranties and other statements of the Company and the Initial Purchasers contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Initial Purchasers, any person controlling any Initial Purchaser or any affiliate of any Initial Purchaser or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Securities.

9.             Termination. The Initial Purchasers may terminate this Agreement by notice given to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in your judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Securities on the terms and in the manner contemplated in the Memorandum.

10.           Effectiveness; Defaulting Initial Purchasers.  This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

If, on the Closing Date, or an Option Closing Date, as the case may be, any one or more of the Initial Purchasers shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of Securities to be purchased on such date, the other Initial Purchasers shall be obligated severally in the proportions that the principal amount of Firm Securities set forth opposite their respective names in Schedule I bears to the aggregate principal amount of Firm Securities set forth opposite the names of all such non-defaulting Initial Purchasers, or in such other proportions as you may specify, to purchase the Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Securities that any Initial Purchaser has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 10 by an amount in excess of one-ninth of such principal amount of Securities without the written consent of such Initial Purchaser. If, on the Closing Date any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase Firm Securities which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Firm Securities to be purchased on such date, and arrangements satisfactory to you and the Company for the purchase of such Firm Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser or of the Company. In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Memorandum or in any other documents or arrangements may be effected.  If, on an Option Closing Date, any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase Additional Securities and the aggregate principal amount of Additional Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Additional Securities to be purchased on such Option Closing Date, the non-defaulting Initial Purchasers shall have the option to (a) terminate their obligation hereunder to purchase the Additional Securities to be sold on such Option Closing Date or (b) purchase not less than the principal amount of Additional Securities that such non-defaulting Initial Purchasers would have been obligated to purchase in the absence of such default.  Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

If this Agreement shall be terminated by the Initial Purchasers, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Initial Purchasers or such limited Purchasers as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Initial Purchaser in connection with this Agreement or the offering contemplated hereunder.

11.           Counterparts.  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

12.           Applicable Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

13.           Headings.  The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

Very truly yours,

INTERMUNE, INC.

By:	/s/ Stephen N. Rosenfield
Name:	Stephen N. Rosenfield
Title:	Executive Vice President of Legal Affairs

Accepted as of the date hereof

Morgan Stanley & Co. Incorporated Banc of America Securities LLC Credit Suisse First Boston Corporation Harris Nesbitt Corp. RBC Capital Markets Corporation
By:	Morgan Stanley & Co. Incorporated

By:	/s/ Bryan W. Andrzejewski
Name:
Title:

SCHEDULE I

Initial Purchaser	Firm Securities to be Purchased

Morgan Stanley & Co. Incorporated	$97,500,000

Banc of America Securities LLC	$37,500,000

Credit Suisse First Boston LLC	$5,000,000

Harris Nesbitt Corp.	$5,000,000

RBC Capital Markets Corporation	$5,000,000

Total:	$150,000,000

EXHIBIT A

CORPORATE OPINION OF COOLEY GODWARD LLP

The corporate opinion of Cooley Godward LLP to be delivered pursuant to Section 5(c) of the Purchase Agreement shall be to the effect that:

A.            The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Memorandum and to execute and deliver and perform its obligations under each of the Purchase Agreement, Registration Rights Agreement, Indenture and the Securities.

B.            The Company is duly qualified to do business and in good standing in the State of California, and, to the best of our knowledge, in each other jurisdiction of the United States, if any, in which it conducts its business and in which the failure, individually or in the aggregate, to be so qualified would have a Material Adverse Effect.

C.            The Purchase Agreement has been duly authorized, executed and delivered by the Company.

D.            Each of the Registration Rights Agreement and Indenture have been duly authorized, executed and delivered by, and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws related to or affecting the rights and remedies of creditors or by general equitable principles and except as rights to indemnification may be limited by applicable laws or public policy.

E.             The Underlying Securities reserved for issuance upon conversion of the Securities have been duly authorized and reserved and, when issued upon conversion of the Securities in accordance with the terms of the Indenture, will be duly and validly authorized and issued, fully paid and nonassessable, except in each case to the extent that the Company is effectively required under the terms of the Securities to settle any conversion of the Securities in cash.

F.             The Securities are in the form contemplated by the Indenture, have been duly authorized by the Company for issuance and sale pursuant to the Purchase Agreement and the Indenture and, when executed by the Company and authenticated by the Trustee in the manner provided in the Indenture, and delivered against payment of the purchase price therefor, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting enforcement of the rights and remedies of creditors or by general equitable principles.

G.            The statements in the Memorandum under the caption “Material United States Federal Income Tax Consequences” insofar as such statements constitute a summary of the federal tax laws of the United States, are accurate in all material respects.

H.            The statements in the Memorandum under the captions “Description of Notes,” “Description of Capital Stock,” “Plan of Distribution” and “Transfer Restrictions” insofar as such statements constitute summaries of legal matters, the charter or by-law provisions of the Company, documents or legal proceedings fairly summarize, in all material respects, the matters referred to therein.

I.              There are no preemptive rights, rights of first refusal or other similar rights to subscribe for or to purchase any of the Underlying Securities pursuant to: (i) the Delaware General Corporation Law, (ii) the Company’s certificate of incorporation, (iii) the Company’s by-laws, (iv) any agreement or other instrument binding upon the Company that is filed as an exhibit to a document incorporated by reference in the Memorandum or (v) any agreement or other instrument binding the Company as set forth in Exhibit A hereto which the Company has advised such counsel will be filed as an exhibit to the next annual report on Form 10-K or the next periodic report on Form 10-Q and which was executed by the Company between October 1, 2003 and immediately prior to the Closing Date.

J.             The Company has an authorized capitalization as set forth under the caption “Description of Capital Stock” in the Memorandum and the certificates for the underlying shares are in due and proper form under the Delaware General Corporation Law.

K.            The capital stock of the Company conforms to the description thereof contained in or incorporated by reference into the Memorandum.

L.             The documents incorporated by reference in the Memorandum and any further amendment or supplement to any such incorporated document made by the Company prior to the date hereof (other than the financial statements and related schedules therein, as to which we express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Securities Act or the

2

Exchange Act, as applicable, and the rules and regulations of the Commission thereunder.

M.           No approval, authorization, consent or order of or filing with any federal or state governmental or regulatory commission, board, body, authority or agency is required in connection with the Company’s execution, delivery and performance of the Purchase Agreement, the Registration Rights Agreement or the Indenture or the issuance and delivery of the Securities or the Underlying Securities or the consummation of the transactions contemplated thereby other than  (i) the filing and effectiveness of any registration statement contemplated by the Registration Rights Agreement and performance by the Company of its obligations under the Registration Rights Agreement and (ii) a Notification Form for Listing of Additional Shares and a Notification Form for a Change in the Number of Shares Outstanding, each to be filed with the Nasdaq Stock Market (except that we express no opinion as to any necessary qualification under the state securities or blue sky laws of the various jurisdictions in which the Securities are being offered by the Initial Purchasers.

N.            The execution and delivery of the Purchase Agreement, the Registration Rights Agreement, the Securities and the Indenture by the Company and the performance by the Company of its obligations thereunder and the consummation by the Company of the transactions contemplated thereby do not and will not conflict with, nor result in any breach of, nor constitute a default under (nor constitute any event which with notice, lapse of time, or both, would result in any breach of or constitute a default under): (i) any provisions of the certificate of incorporation or by-laws of the Company, (ii) any provision of any agreement or other instrument binding upon the Company that is filed as an exhibit to a document incorporated by reference in the Memorandum or any agreement or other instrument binding upon the Company (as set forth in Exhibit A hereto) which the Company has advised such counsel will be filed as an exhibit to the next annual report on Form 10-K or periodic report on Form 10-Q and was executed by the Company between October 1, 2003 and immediately prior to the Closing Date.

O.            The Company is not in violation of its certificate of incorporation; to the best of our knowledge, since January 1, 2001, the Company has not taken any action that constitutes a material violation of its by-laws; and, to the best of our knowledge, the Company has not received any notice of any breach of or default any agreement or other instrument binding upon the Company that is filed as an exhibit to a document incorporated by reference in the Memorandum or any agreement or other instrument binding upon the Company (as set forth in Exhibit A hereto) which the Company has advised such counsel will be filed as an exhibit to the next annual report on Form 10-K or periodic report on Form 10-Q and was executed by the Company between October 1, 2003 and immediately prior to the Closing Date.

3

P.             To the best of our knowledge, there are no actions, suits, claims, investigations or proceedings pending or overtly threatened against the Company or any of its Subsidiaries, or to which any of their respective properties is subject, before any court or before any federal, state or foreign governmental or regulatory commission, board, body, authority or agency or any arbitration panel other than proceedings that are described in the Memorandum or any document incorporated by reference in the Memorandum and proceedings that would not have a Material Adverse Effect on the Company.

Q.            The Company is not, and after receipt of payment for the Securities will not be, an “investment company” within the meaning of the Investment Company Act.

R.            Assuming the accuracy of the representations, warranties and covenants of the Company and the Initial Purchasers contained in the Purchase Agreement, no registration of the Securities under the Securities Act, and no qualification of an indenture under the Trust Indenture Act with respect thereto, is required in connection with the purchase of the Securities by the Initial Purchasers or the initial resale of the Securities by the Initial Purchasers in the manner contemplated by the Purchase Agreement other than any registration or qualification that may be required in connection with the Registration Rights Agreement.

S.             The statements in the Company’s Current Report on Form 8-K filed on February 9, 2004, under the caption “Business – License and Other Agreements,” in so far as such statements constitute summaries of contracts, licenses or agreements, fairly presents in all material respects, the contracts, licenses and agreements described therein.

******

In connection with the preparation of the Memorandum, we have participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company and representatives of the Initial Purchasers at which the contents of the Memorandum were discussed and, although we are not passing upon and do not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Memorandum (except as and to the extent stated in the first clause of paragraph (J) and in paragraph (K)), on the basis of the foregoing nothing has come to our attention that causes us to believe that the Memorandum as of its date or at the Closing Date contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that we express no opinion with respect

4

to the financial statements and schedules and other financial and statistical data included in the Memorandum or any amendments or supplements thereto).

******

5

EXHIBIT A-2

OPINION OF STEPHEN ROSENFIELD,
GENERAL COUNSEL OF THE COMPANY

The opinion of Stephen Rosenfield to be delivered pursuant to Section 5(c) of the Purchase Agreement shall be to the effect that:

A.            The outstanding shares of capital stock of the Company have been duly and validly authorized and issued, and are fully paid and nonassessable.

EXHIBIT B-1

OPINION OF MINTZ, LEVIN, COHN, FERRIS,
GLOVSKY AND POPEO, P.C.

The opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. to be delivered pursuant to Section 5(d) of the Purchase Agreement shall be to the effect that:

A.            The Purchase Agreement has been duly authorized, executed and delivered by the Company.

B.            Each of the Indenture and the Registration Rights Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and equitable principles of general applicability, and except as rights to indemnification and contribution under the Registration Rights Agreement may be limited under applicable law.

C.            Nothing has come to the attention of such counsel to cause such counsel to believe that (except for the financial statements and financial schedules and other financial and statistical data, as to which such counsel need not express any belief) the Memorandum when issued contained, or as of the date such opinion is delivered contains, any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

With respect to the matters referred to in the paragraph above, Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. may state that their beliefs are based upon their participation in the preparation of the Memorandum (and any amendments or supplements thereto) and review and discussion of the contents thereof (including the review of, but not participation in the preparation of, the incorporated documents), but are without independent check or verification except as specified.

D.            Based upon the representations, warranties and agreements of the Company in the Purchase Agreement and of the Initial Purchasers in Section 7 of the Purchase Agreement, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers under the Purchase Agreement or in connection with the initial resale of such Securities by the Initial Purchasers in accordance with Section 7 of the Purchase Agreement to register the Securities under the Securities Act of 1933 or to qualify the Indenture under the Trust

Indenture Act of 1939, it being understood that no opinion is expressed as to any subsequent resale of any Security or Underlying Security.

E.             The issuance of the Underlying Securities will not be subject to any preemptive or similar rights

2

EXHIBIT B-2

OPINION OF DAVIS POLK & WARDWELL

The opinion of Davis Polk & Wardwell to be delivered pursuant to Section 5(d) of the Purchase Agreement shall be to the effect that:

A.            The statements relating to legal matters or documents included in the Memorandum under the captions “Description of Notes,” “Plan of Distribution” and “Transfer Restrictions,” fairly summarize in all material respects such matters or documents.

B.            The Securities have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of the Purchase Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and equitable principles of general applicability, and will be entitled to the benefits of the Indenture and the Registration Rights Agreement pursuant to which such Securities are to be issued.

C.            The Underlying Securities issuable upon conversion of the Securities have been duly authorized and reserved and, when issued upon conversion of the Securities in accordance with the terms of the Securities, will be validly issued, fully paid and non-assessable, except to the extent that the Company is effectively required under the terms of the Securities to settle any conversion of the Securities in cash.

EXHIBIT C

FORM OF LOCK-UP LETTER

February        , 2004

Morgan Stanley & Co. Incorporated

2725 Sand Hill Road, Suite 200

Menlo Park, CA 94025

Dear Sirs and Mesdames:

The undersigned understands that Morgan Stanley & Co. Incorporated (“Morgan Stanley”)  proposes to enter into a Purchase Agreement (the “Purchase Agreement”) with InterMune, Inc., a Delaware corporation (the “Company”), providing for the offering (the “Offering”) of up to $170,000,000 in aggregate principal amount of the Company’s Convertible Senior Notes due 2011 (the “Notes”), on the terms and subject to the conditions set forth in the Purchase Agreement.  The Notes will be convertible into fully paid and nonassessable shares of common stock of the Company, par value $.001 per share (the “Common Stock”).

In recognition of the benefit that such an offering will confer upon the undersigned as a shareholder of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each Initial Purchaser (as defined in the Purchase Agreement) that, without the prior written consent of Morgan Stanley, it will not, during the period commencing on the date hereof and ending 90 days after the date of the Purchase Agreement, (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise.  The foregoing sentence shall not apply to (a) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Offering, (b) transactions relating to shares of Common Stock acquired pursuant to the Company’s Employee Stock Purchase Plan or (c) sales of shares of Common Stock pursuant to preplanned trading programs intended to comply with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (the

“Exchange Act”), that are effective as of the date hereof.  Notwithstanding the foregoing, (i) gifts and transfers by will or intestacy or (ii) transfers to (A) the undersigned’s members, partners, affiliates or immediate family or (B) a trust, the beneficiaries of which are the undersigned and/or members of the undersigned’s immediate family, shall not be prohibited by this agreement; provided that (x) the donee or transferee agrees in writing to be bound by the foregoing in the same manner as it applies to the undersigned and (y) if the donor or transferor is a reporting person subject to Section 16(a) of the Exchange Act, any gifts or transfers made in accordance with this paragraph shall not require such person to, and such person shall not voluntarily, file a report of such transaction on Form 4 under the Exchange Act.  “Immediate family” shall mean the spouse, lineal descendents, father, mother, brother or sister of the transferor and the father, mother, brother or sister of the transferor’s spouse.  In addition, the undersigned agrees that, without the prior written consent of Morgan Stanley, it will not, during the period commencing on the date hereof and ending 90 days after the date of the Purchase Agreement, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.  The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s shares of Common Stock except in compliance with the foregoing restrictions.

The undersigned understands that the Company and Morgan Stanley are relying upon this Lock-Up Agreement in proceeding toward the consummation of the Offering.  The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

This agreement will terminate and be of no further force or effect if the Purchase Agreement is not executed on or prior to March 15, 2004.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions.  Any Offering will only be made pursuant to the Purchase Agreement, the terms of which are subject to negotiation between the Company and the initial purchasers thereunder.

Very truly yours,

(Name)

(Address)

2